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                                                                   Exhibit 10.53

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                          REGISTRATION RIGHTS AGREEMENT



                          DATED AS OF NOVEMBER __, 2001



                                      AMONG



                              DJ ORTHOPEDICS, INC.



                                AND THE INVESTORS
                                  PARTY HERETO










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                                TABLE OF CONTENTS

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
SECTION 1.  DEFINITIONS............................................................................................1

SECTION 2.  DEMAND REGISTRATION....................................................................................3

SECTION 3.  REGISTRATIONS ON FORM S-3..............................................................................5

SECTION 4.  PIGGYBACK REGISTRATION.................................................................................6

SECTION 5.  HOLDBACK AGREEMENT.....................................................................................7

SECTION 6.  PREPARATION AND FILING.................................................................................7

SECTION 7.  EXPENSES..............................................................................................11

SECTION 8.  INDEMNIFICATION.......................................................................................11

SECTION 9.  UNDERWRITING AGREEMENT................................................................................14

SECTION 10. SUSPENSION............................................................................................14

SECTION 11. INFORMATION BY HOLDER.................................................................................15

SECTION 12. EXCHANGE ACT COMPLIANCE...............................................................................15

SECTION 13. NO CONFLICT OF RIGHTS.................................................................................15

SECTION 14. TERMINATION...........................................................................................15

SECTION 15. SUCCESSORS AND ASSIGNS................................................................................15

SECTION 16. ASSIGNMENT............................................................................................15

SECTION 17. LEGEND ON CERTIFICATES; NEW CERTIFICATES..............................................................16

SECTION 18. ENTIRE AGREEMENT......................................................................................16

SECTION 19. NOTICES...............................................................................................16

SECTION 20. MODIFICATIONS; AMENDMENTS; WAIVERS....................................................................17

SECTION 21. SEVERABILITY..........................................................................................17

SECTION 22. GOVERNING LAW.........................................................................................18

SECTION 23. HEADINGS..............................................................................................18

SECTION 24. COUNTERPARTS; FACSIMILE SIGNATURES....................................................................18



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                                           [FORM OF] REGISTRATION RIGHTS
                                       AGREEMENT, dated as of __________, 2001, among DJ ORTHOPEDICS, INC., a Delaware corporation (the "CORPORATION"), and the INVESTORS (as herein defined).

         The Investors previously held common units or preferred units of DonJoy, L.L.C., a Delaware limited liability company ("DONJOY"). Pursuant to an Agreement and Plan of Merger (the "MERGER AGREEMENT"), dated as of November __, 2001, by and among the Corporation, DJ Acquisition Corporation, a wholly owned subsidiary of the Corporation (the "MERGER SUBSIDIARY"), and DonJoy, the Merger Subsidiary was merged with and into DonJoy, with DonJoy being the surviving entity. In exchange for the common units and preferred units of DonJoy, the Investors received shares of common stock, $.01 par value per share of the Corporation (the "COMMON STOCK") and certain other consideration as specified in the Merger Agreement. The Corporation and the Investors deem it to be in their respective best interests to set forth the rights of the Investors in connection with public offerings and sales of the Common Stock.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Corporation and the Investors hereby agree as follows:

         SECTION 1. DEFINITIONS.

         As used in this Agreement, the following terms shall have the following meanings:

         "BOARD" means the board of directors of the Corporation.

         "COMMISSION" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "COMMON STOCK" has the meaning ascribed to it in the preamble to this Agreement.

         "CORPORATION" has the meaning ascribed to it in the caption to this Agreement.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

         "INSTITUTIONAL INVESTORS" means those Investors listed on SCHEDULE II hereto and includes any successor to, or assignee or transferee of, any such person who or which acquires Registrable Shares in accordance with SECTION 16 hereof and agrees in writing to be treated as an Institutional Investor hereunder and to be bound by the terms and comply with all applicable provisions hereof and executes a counterpart signature page hereto.

         "INVESTORS" means the persons set forth on the signature pages hereof and includes any successor to, or assignee or transferee of, any such person who or which acquires Registrable Shares in accordance with SECTION 16 hereof and agrees in writing to be treated as an Investor


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hereunder and to be bound by the terms and comply with all applicable provisions hereof and executes a counterpart signature page hereto.

         "INVESTORS' COUNSEL" has the meaning ascribed to it in SECTION
6(a)(ii).

         "JPM DJ" means J.P. Morgan DJ Partners, LLC.

         "MATERIAL TRANSACTION" shall mean any transaction in which the Corporation or any of its subsidiaries proposes to engage or is engaged, including a purchase or sale of assets or securities, financing, merger, consolidation, tender offer or any other transaction that would require disclosure pursuant to the Exchange Act, and with respect to which the Board reasonably has determined in good faith that compliance with this Agreement may reasonably be expected to either materially interfere with the Corporation's or such subsidiary's ability to consummate such transaction in a timely fashion or require the Corporation to disclose material, non-public information prior to such time as it would otherwise be required to be disclosed.

         "MERGER AGREEMENT" has the meaning ascribed to it in the preamble to this Agreement.

         "OTHER SHARES" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

         "PRIMARY SHARES" means at any time the authorized but unissued shares of Common Stock and shares of Common Stock held by the Corporation in its treasury.

         "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any prospectus subject to completion, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

         "REGISTRABLE SHARES" means at any time, with respect to any Investor, the shares of Common Stock held by such Investor which constitute Restricted Shares.

         "REGISTRATION DATE" means the date of the final Prospectus included in the Registration Statement pursuant to which the Corporation shall have initially registered shares of Common Stock under the Securities Act for sale to the public.

         "REGISTRATION STATEMENT" shall mean any registration statement of the Corporation which covers any of the Registrable Shares, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "RESTRICTED SHARES" means with respect to any Investor (i) shares of Common Stock issued by the Corporation to such Investor pursuant to the Merger Agreement as set forth opposite the name of such Investor on SCHEDULE I, (ii) any other shares of Common Stock beneficially owned by such Investor which such Investor may be limited by Rule 144(b) from


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selling absent compliance with Rule 144 and (iii) any other securities received by such Investor in respect thereof. As to any particular Restricted Shares, such Restricted Shares shall cease to be Restricted Shares when (i) they have been registered under the Securities Act, the Registration Statement in connection therewith has been declared effective and they have been disposed of pursuant to such effective Registration Statement, (ii) they have been sold in accordance with Rule 144 or are eligible for sale pursuant to Rule 144(k), or
(iii) they shall have ceased to be outstanding.

         "RULE 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         SECTION 2. DEMAND REGISTRATION.

                  (a) At any time after the date which is 180 days following the Registration Date, if JPM DJ shall state in writing that it desires to sell Registrable Shares in the public securities markets and requests the Corporation to effect the registration under the Securities Act of Registrable Shares, the Corporation shall within 10 days of such request give written notice of such proposed registration to all holders of Registrable Shares and shall offer to include in such proposed registration only Registrable Shares requested to be included in such proposed registration by such holders who respond in writing to the Corporation within thirty (30) days after delivery of such notice (which request shall specify the number of Registrable Shares proposed to be included in such registration). The Corporation shall, subject to
         SECTION 2(b) below, promptly thereafter use its best efforts to effect such registration under the Securities Act of the Registrable Shares which the Corporation has been so requested to register for sale in accordance with the method of distribution specified in the initiating request. If JPM DJ so elects, the offering of such Registrable Shares pursuant to such registration shall be in the form of an underwritten offering in which case JPM DJ shall select one or more nationally recognized firms of investment bankers reasonably acceptable to the Corporation to act as the lead managing underwriter or underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering.

                  (b) Anything contained in SECTION 2(a) to the contrary notwithstanding, the Corporation shall not be obligated to effect pursuant to SECTION 2(a) any registration under the Securities Act except in accordance with the following provisions:

                           (i) the Corporation shall not be obligated to use its best efforts to file and cause to become effective (A) more than three Registration Statements initiated pursuant to SECTION 2(a); PROVIDED HOWEVER, that if JPM DJ is unable to sell at least 75% of the Registrable Shares requested to be included in a registration pursuant to SECTION 2(a) as a result of an underwriter's cutback, then JPM DJ shall be entitled to an additional demand registration pursuant to this
         SECTION 2(b)(i), or (B) any Registration Statement during any period in which any other Registration


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         Statement (other than on Form S-4 or Form S-8 promulgated under the
         Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 180 days;

                           (ii) the Corporation may delay the filing or effectiveness of any Registration Statement pursuant to SECTION 2(a) for a period of up to 90 days after the date on which the Corporation gives notice to the Investors pursuant to this SECTION 2(b)(ii) if at the time of such notice (i) the Corporation is engaged, or has fixed plans to engage within 90 days of the time of such notice, in a firm commitment underwritten public offering of Primary Shares in which JPM DJ may include Registrable Shares pursuant to SECTION 4, or (ii) the Board reasonably determines that such registration and offering would interfere with any Material Transaction involving the Corporation; PROVIDED, HOWEVER, that the Corporation may only delay the filing or effectiveness of a Registration Statement pursuant to this SECTION 2(b) for a total of 180 days after the date of a request for registration pursuant to SECTION 2(a); and

                           (iii)    with respect to any registration pursuant to
         SECTION 2(a), the Corporation may include in such registration any Primary Shares or Other Shares; PROVIDED, HOWEVER, that if the managing underwriter advises the Corporation that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such securities, then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                                    (A)      FIRST, the Registrable Shares held
                  by the Investors requesting that their Registrable Shares be included in such registration initiated pursuant to SECTION 2(a) (or, if necessary, such Registrable Shares PRO RATA among the holders thereof based upon the number of Registrable Shares requested to be registered by each such holder);

                                    (B)      SECOND, the Primary Shares; and

                                    (C)      THIRD, the Other Shares (or, if
                  necessary, such Other Shares PRO RATA among the holders thereof based upon the number of Other Shares requested to be registered by each such holder).

                  (c) A requested registration under this SECTION 2 may be rescinded prior to such registration being declared effective by the Commission by written notice to the Corporation from JPM DJ; PROVIDED, HOWEVER, that the requested registration which has been rescinded shall count as a demand registration for purposes of SECTION 2(b)(i) unless the request for withdrawal shall have been the result of, or made in response to, a material adverse change or event on the business, properties, condition (financial or otherwise), or operations of the Corporation.


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         SECTION 3. REGISTRATIONS ON FORM S-3.

                  (a) Anything contained in SECTION 2 to the contrary notwithstanding but subject to SECTION 3(b), at such time after the date which is 180 days following the Registration Date as the Corporation shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, the Institutional Investors shall have the right to request in writing an unlimited number of registrations of Registrable Shares on Form S-3 or such successor form of Registrable Shares. If the Corporation shall be requested by the Institutional Investors to effect a registration under the Securities Act of Registrable Shares in accordance with this
         SECTION 3, then the Corporation shall promptly give written notice of such proposed registration to all holders of Registrable Shares and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by such holders who respond in writing to the Corporation's notice within 30 days after delivery of such notice (which response shall specify the number of Registrable Shares proposed to be included in such registration). The Corporation shall promptly use its best efforts to effect such registration on Form S-3 of the Registrable Shares which the Corporation has been so requested to register.

                  (b) The Corporation shall not be obligated to effect any registration under the Securities Act requested by the Institutional Investors under SECTION 3(a) except in accordance with the following provisions:

                           (i) the Corporation shall not be obligated to effect any such registration initiated pursuant to SECTION 3(a) if (A) the Corporation shall reasonably conclude that the anticipated gross offering price of all Registrable Shares to be included therein would be less than $2,000,000, (B) such registration is requested within six (6) months after a registered offering of the Corporation in which any of the Institutional Investors were given the opportunity to participate or (C) the Corporation shall have effected two or more Registration Statements on Form S-3 pursuant to this
                  SECTION 3 during the preceding 12-month period;

                           (ii) the Corporation may delay the filing or effectiveness of any Registration Statement pursuant to
                  SECTION 3(a) for a period of up to 90 days after the date on which the Corporation gives notice to the Institutional Investors pursuant to this SECTION 3(b)(ii) if at the time of such notice (i) the Corporation is engaged, or has fixed plans to engage within 90 days of the time of such notice, in a firm commitment underwritten public offering of Primary Shares in which the Institutional Investors may include Registrable Shares pursuant to SECTION 4, or (ii) the Board reasonably determines that such registration and offering would interfere with any Material Transaction involving the Corporation; PROVIDED, HOWEVER, that the Corporation may only delay the filing or effectiveness of a Registration Statement pursuant to this SECTION 3(b) for a total of 180 days after the date of a request for registration pursuant to SECTION 3(a); and

                           (iii)    with respect to any registration pursuant to
                  SECTION 3(a), the Corporation may include in such registration any Primary Shares or Other Shares; PROVIDED, HOWEVER, that if the managing underwriter advises the Corporation that


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                  the inclusion of all Registrable Shares, Primary Shares and
                  Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such securities, then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                                    (A)      FIRST, the Registrable Shares held
                  by the Institutional Investors requesting that their Registrable Shares be included in such registration initiated pursuant to SECTION 3(A) (or, if necessary, such Registrable Shares PRO RATA among the holders thereof based upon the number of Registrable Shares requested to be registered by each such holder);

                                    (B)      SECOND, the Primary Shares;

                                    (C)      THIRD, the Registrable Shares held
                  by the Investors other than the Institutional Investors (or, if necessary, such Registrable Shares PRO RATA among the holders thereof based upon the number of Registrable Shares requested to be registered by each such holder); and

                                    (D)      FOURTH, the Other Shares (or, if
                  necessary, such Other Shares PRO RATA among the holders thereof based upon the number of Other Shares requested to be registered by each such holder).

                  (c) A requested registration on Form S-3 or any such successor form in compliance with this SECTION 3 shall not count as a Registration Statement initiated pursuant to SECTION 2.

         SECTION 4. PIGGYBACK REGISTRATION.

         If the Corporation at any time proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall give written notice to the Investors of its intention to so register such Primary Shares or Other Shares at least thirty (30) days before the initial filing of such Registration Statement (which notice shall specify the form and manner and other relevant facts involved in such registration, including the proposed manner of sale and estimated price) and, upon the written request, delivered to the Corporation within thirty (30) days after delivery of any such notice by the Corporation, of the Investors to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration and shall state that such Investors desire to sell such Registrable Shares in the public securities markets), the Corporation shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; PROVIDED, HOWEVER, that if the managing underwriter advises the Corporation that the inclusion of all Registrable Shares requested to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares or Other Shares proposed to be registered by the


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Corporation, then the number of Primary Shares, Registrable Shares and Other
Shares proposed to be included in such registration shall be included in the following order:

                  (a) if the provisions of this SECTION 4 are invoked as a result of the Corporation's registration of Primary Shares, the order shall be as follows:

                           (i)      FIRST, the Primary Shares;

                           (ii) SECOND, the Registrable Shares requested to be included in such registration (or, if necessary, such Registrable Shares PRO RATA among the holders thereof based upon the number of Registrable Shares requested to be registered by each such holder); and

                           (iii) THIRD, the Other Shares requested to be included in such registration (or, if necessary, such Other Shares PRO RATA among the holders thereof based upon the number of Other Shares requested to be registered by each such holder).

                  (b) if the provisions of this SECTION 4 are invoked as a result of the Corporation's registration of Other Shares, the order shall be as follows:

                           (i) FIRST, the Other Shares and Registrable Shares requested to be included in such registration (or, if necessary, such Other Shares and Registrable Shares PRO RATA among the holders thereof based upon the number of Other Shares and Registrable Shares requested to be registered by each such holder); and

                           (ii)     SECOND, the Primary Shares.

         SECTION 5. HOLDBACK AGREEMENT.

         If the Corporation at any time shall register shares of Common Stock under the Securities Act (including any registration pursuant to SECTION 2, SECTION 3 or SECTION 4 hereof) for sale to the public, the Investors shall not sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any Registrable Shares (other than those shares of Common Stock included in such registration pursuant to SECTION 2, SECTION 3 or SECTION 4 hereof) without the prior written consent of the Corporation, for a period designated by the Corporation in writing to the Investors, which period shall begin not more than 10 days prior to the effectiveness of the Registration Statement pursuant to which such public offering shall be made and shall not last more than 90 days after the effective date of such Registration Statement. The Corporation shall obtain the agreement of any person permitted to sell shares of stock in a registration to be bound by and to comply with this SECTION 5 as if such person were an Investor hereunder.

         SECTION 6. PREPARATION AND FILING.

                  (a) If and whenever the Corporation is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Corporation shall, as expeditiously as practicable:


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                           (i)      use its best efforts to cause a Registration
         Statement that registers such Registrable Shares to become and remain effective for a period of 180 days or until all of such Registrable Shares have been disposed of (if earlier);

                           (ii) furnish, at least five business days before filing a Registration Statement that registers such Registrable Shares, a Prospectus relating thereto or any amendments or supplements relating to such Registration Statement or Prospectus, to one counsel selected by the Investors (the "INVESTORS' COUNSEL"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Investors' Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

                           (iii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for at least a period of 180 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

                           (iv) notify the Investors' Counsel promptly in writing (A) of the receipt by the Corporation of any notification with respect to any comments by the Commission with respect to such Registration Statement or Prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (B) of the receipt by the Corporation of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or Prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (C) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes, and, in each of the foregoing cases, such notice shall include a copy of the notification with respect to which the notice is being given;

                           (v) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Investors reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; PROVIDED, HOWEVER, that the Corporation will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this clause
         (v) or to provide any material undertaking or make any changes in its by-laws or certificate of incorporation which the Board


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         determines to be contrary to the best interests of the Corporation or to modify any of its contractual relationships then existing;

                           (vi) furnish to the Investors holding such Registrable Shares such number of copies of a summary Prospectus, if any, or other Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

                           (vii) without limiting clause (v) above, use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable the sellers holding such Registrable Shares to consummate the disposition of such Registrable Shares;

                           (viii) notify on a timely basis each seller holding such Registrable Shares at any time when a Prospectus relating to such Registrable Shares is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such sellers a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (ix) subject to the execution of confidentiality agreements in form and substance reasonably satisfactory to the Corporation, make available upon reasonable notice and during normal business hours, for inspection by any seller holding such Registrable Shares, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "INSPECTORS"), all pertinent financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "RECORDS"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation's officers, directors and employees to supply all information (together with the Records, the "INFORMATION") reasonably requested by any such Inspector in connection with such Registration Statement. Any of the Information which the Corporation determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (A) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (B) the release of such Information is ordered pursuant to a subpoena or other order from a court


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         of competent jurisdiction or (C) such Information has been made generally available to the public; the Investors agree that they will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at the Corporation's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

                           (x) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

                           (xi) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

                           (xii) provide a transfer agent and registrar (which may be the same entity and which may be the Corporation) for such Registrable Shares;

                           (xiii) obtain a CUSIP number for and issue to any underwriter to which the Investors holding such Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

                           (xiv)    cause senior representatives of the
         Corporation to participate in any "road show" or "road shows" reasonably requested by any underwriter of an underwritten or "best efforts" offering of Registrable Shares;

                           (xv) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on any national securities exchange (including, without limitation, the New York Stock Exchange) or the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASDAQ"), as the holders of a majority of such Registrable Shares shall reasonably request;

                           (xvi) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

                           (xvii) subject to all the other provisions of this Agreement, use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

                  (b) Each holder of Registrable Shares that sells Registrable Shares pursuant to a registration under this Agreement agrees that during such time as such seller may be engaged in a distribution of the Registrable Shares, such seller shall comply with

         Regulation M promulgated under the Exchange Act and pursuant thereto it shall, among other things: (i) not engage in any stabilization activity in connection with the Securities of the Corporation in contravention of such rules; (ii) distribute the Registrable Shares under the Registration Statement solely in the manner described in the Registration Statement; and (iii) cease distribution of such Registrable Shares pursuant to such Registration Statement upon receipt of written notice from the Corporation that the Prospectus covering the Registrable Shares contains any untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein not misleading.

         SECTION 7. EXPENSES.

         All expenses incurred by the Corporation in complying with SECTION 6, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Corporation's counsel and accountants and reasonable fees and expenses of the Investors' Counsel, shall be paid by the Corporation; PROVIDED, HOWEVER, that all underwriting discounts and selling commissions applicable to the Registrable Shares and Other Shares shall be borne by the holders selling such Registrable Shares and Other Shares, in proportion to the number of Registrable Shares and Other Shares sold by each such holder.

         SECTION 8. INDEMNIFICATION.

                  (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless the holders of Registrable Shares included in such registration, each underwriter, broker or any other person acting on behalf of the holders of Registrable Shares and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse the holders of such Registrable Shares, such underwriter, such broker or such other person acting on behalf of the holders of Registrable Shares and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said Registration Statement, preliminary Prospectus, final Prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Corporation through an instrument duly executed by the holders of such Registrable Shares or their counsel or underwriter specifically for use in the preparation thereof; PROVIDED FURTHER, HOWEVER, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary Prospectus but eliminated or remedied in the final Prospectus, such indemnity agreement shall not inure to the benefit of any holder of Registrable Shares, underwriter, broker or other person acting on behalf of holders of the Registrable Shares from whom the person asserting any loss, claim, damage, liability or expense purchased the Registrable Shares which are the subject thereof, if a copy of such final Prospectus had been made available to such holder of Registrable Shares, underwriter, broker or other person acting on behalf of holders of the Registrable Shares and such final Prospectus was not delivered to such person with or prior to the written confirmation of the sale of such Registrable Shares to such person.

                  (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares included in such registration shall severally and not jointly and severally indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this SECTION 8) the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such Registration Statement, each underwriter, broker or other person acting on behalf of the holders of Registrable Shares included in such registration and each person who controls any of the foregoing persons within the meaning of the Securities Act with respect to any statement or omission from such Registration Statement, any preliminary Prospectus or final Prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation or such underwriter specifically for use in connection with the preparation of such Registration Statement, preliminary Prospectus, final Prospectus, amendment, supplement or document by such holder of Registrable Shares expressly for use therein; PROVIDED, HOWEVER, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares included in such registration effected pursuant to such registration.

                  (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this SECTION 8, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party on account of this SECTION 8. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; PROVIDED, HOWEVER, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this SECTION 8, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party (but shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this
         Section 8. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) with respect to such claim.

                  (d) If the indemnification provided for in this SECTION 8 is held by a court of competent jurisdiction to be unavailable to, or insufficient to hold harmless, an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by PRO

         RATA allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         SECTION 9. UNDERWRITING AGREEMENT.

                  (a) Notwithstanding the provisions of SECTION 8, to the extent that the Investors in a proposed registration shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in SECTION 8 of this Agreement, then the provisions contained in SECTION 8 of this Agreement addressing such issue or issues shall be of no force or effect with respect to such registration (but only to the extent covered by such underwriting or similar agreement), but this provision shall not apply to the Corporation if the Corporation is not a party to the underwriting or similar agreement.

                  (b) If any registration pursuant to SECTIONS 2 or 3 is requested to be an underwritten offering, the Corporation shall negotiate in good faith to enter into a reasonable and customary underwriting agreement with the underwriters thereof. The Corporation shall be entitled to receive indemnities from lead institutions, underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such persons specifically for inclusion in any Prospectus or Registration Statement and to the extent customary given their role in such distribution.

                  (c) No holder of such Registrable Shares may participate in any registration hereunder that is underwritten unless such holder agrees to (i) sell such holder's Registrable Shares proposed to be included therein on the basis provided in any underwriting arrangements acceptable to the Corporation and a majority of the holders of Registrable Shares initiating such request based on the number of Registrable Shares so requested to be registered and (ii) as expeditiously as possible, notify the Corporation of the occurrence of any event concerning such holder as a result of which the Prospectus relating to such registration contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         SECTION 10. SUSPENSION.

         Anything contained in this Agreement to the contrary notwithstanding, the Corporation may (not more than once with respect to each registration), by notice in writing to each holder of Registrable Shares to which a Prospectus relates, require such holder to suspend, for up to 90 days (the "SUSPENSION PERIOD"), the use of any Prospectus included in a Registration Statement filed under SECTIONS 2, 3 or 4 if a Material Transaction exists that would require an amendment to such Registration Statement or supplement to such Prospectus (including any such amendment or supplement made through incorporation by reference to a report filed under Section 13 of the

Exchange Act). The period during which such Prospectus must remain effective shall be extended by a period equal to the Suspension Period.

         SECTION 11. INFORMATION BY HOLDER.

         Each holder of Registrable Shares to be included in any registration shall furnish to the Corporation and the managing underwriter such written information regarding such holder and the distribution proposed by such holder as the Corporation or the managing underwriter may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

         SECTION 12. EXCHANGE ACT COMPLIANCE.

         The Corporation shall comply with all of the reporting requirements of the Exchange Act applicable to it and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Corporation shall cooperate with each holder of Restricted Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

         SECTION 13. NO CONFLICT OF RIGHTS.

         The Corporation represents and warrants to each holder of Registrable Shares that the registration rights granted to such holders hereby do not conflict with any other registration rights granted by the Corporation. The Corporation shall not, after the date hereof, grant any registration rights which conflict with or impair, or have any priority over, the registration rights granted hereby.

         SECTION 14. TERMINATION.

         This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Shares outstanding; PROVIDED, HOWEVER, that SECTIONS 7 and 8 shall survive the termination of this Agreement.

         SECTION 15. SUCCESSORS AND ASSIGNS.

         This Agreement shall bind and inure to the benefit of the Corporation and the Investors and, subject to SECTION 16, the respective successors and assigns of the Corporation and the Investors.

         SECTION 16. ASSIGNMENT.

         Each Investor may sell, assign or otherwise transfer its rights hereunder to any purchaser or transferee of Registrable Shares; PROVIDED, HOWEVER, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as an Investor hereunder whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this

Agreement as if such purchaser or transferee was originally included in the definition of an Investor herein and had originally been a party hereto.

         SECTION 17. LEGEND ON CERTIFICATES; NEW CERTIFICATES.

                  (a) Each certificate representing Restricted Shares shall bear a legend containing the following words (in addition to any other legend required by law or applicable agreement):

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A REGISTRATION RIGHTS AGREEMENT DATED AS OF NOVEMBER __, 2001, AMONG DJ ORTHOPEDICS, INC. AND CERTAIN HOLDERS OF THE OUTSTANDING STOCK OF SUCH CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF SUCH CORPORATION."

                  (b) As expeditiously as possible after the sale of Restricted Shares pursuant to a Registration Statement that has been declared effective under the Securities Act, the Corporation shall deliver in exchange for any legended certificate evidencing Restricted Shares so registered and sold, new stock certificates not bearing any restrictive legends, provided that in the event less than all of the Restricted Shares evidenced by such legended certificate have been so registered and sold, the holder thereof agrees that a new certificate evidencing such unregistered or unsold shares will be issued bearing the appropriate restrictive legend.

         SECTION 18. ENTIRE AGREEMENT.

         This Agreement and the other writings referred to herein or delivered pursuant hereto or thereto, contain the entire agreement among the Investors and the Corporation with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto (including, without limitation, the Members' Agreement, dated as of June 30, 1999, by and among DonJoy, the Investors and the other parties named therein).

         SECTION 19. NOTICES.

         All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                  (i) if to the Corporation, to:

                  dj Orthopedics, Inc.
                  2985 Scott St.
                  Vista, CA 92083
                  Telephone:  (760) 734-3530
                  Telecopy:   (760) 734-3536
                  Attention:  Chief Executive Officer

                  with a copy to:

                  O'Sullivan LLP
                  30 Rockefeller Plaza
                  New York, NY 10112
                  Telephone:  (212) 408-2400
                  Telecopy:   (212) 408-2420
                  Attention:  Gregory A. Gilbert, Esq.

                  (ii) if to the Investors, to their respective addresses set forth on SCHEDULE I hereto,

         All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

         SECTION 20. MODIFICATIONS; AMENDMENTS; WAIVERS.

         The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by the Corporation and the holders of at least a majority of the Registrable Shares then outstanding.

         SECTION 21. SEVERABILITY.

         It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 22. GOVERNING LAW.

         All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

         SECTION 23. HEADINGS.

         The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         SECTION 24. COUNTERPARTS; FACSIMILE SIGNATURES.

         This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable and binding.


                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first written above.

                                   DJ ORTHOPEDICS, INC.



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   J.P. MORGAN DJ PARTNERS, LLC

                                   BY:  J.P. MORGAN FAIRFIELD PARTNERS, LLC,
                                        ITS MANAGING MEMBER



                                   By:
                                       -----------------------------------------
                                       Charles Orsatti
                                       Managing Member

                                   J.P. MORGAN PARTNERS (23A SBIC), LLC


                                   BY: J.P. MORGAN PARTNERS (23A SBIC MANAGER),
                                       INC., ITS MANAGING MEMBER

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                  IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.



                                   DJ INVESTMENT, LLC

                                   BY: FIRST UNION INVESTORS, INC.,
                                       AS MANAGER


                                   By:
                                      ------------------------------------------
                                      David F. Grams, Jr.
                                      Principal




                                   FIRST UNION CAPITAL PARTNERS, LLC


                                   By:
                                      ------------------------------------------
                                      David F. Grams, Jr.
                                      Principal

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.


                                   DJC, INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   TCW/CRESCENT MEZZANINE TRUST II

                                   BY: TCW/CRESCENT MEZZANINE II, L.L.C.,
                                       ITS INVESTMENT MANAGER

                                   BY: TCW/CRESCENT MEZZANINE, L.L.C.,
                                       ITS MANAGING OWNER


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   TCW LEVERAGED INCOME TRUST II, L.P.

                                   BY: TCW (LINC II), L.P.,
                                       ITS GENERAL PARTNER

                                   BY: TCW ADVISERS (BERMUDA), LTD.,
                                       ITS GENERAL PARTNER


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   BY: TCW INVESTMENT MANAGEMENT COMPANY, AS
                                       INVESTMENT ADVISER



                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.


                                   CRESCENT MACH I PARTNERS, L.P.

                                   BY: TCW ASSET MANAGEMENT COMPANY,
                                       ITS INVESTMENT ADVISOR



                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.


                                   LESLIE H. CROSS AND DEBORAH L. CROSS
                                   FAMILY TRUST



                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:




                                   ---------------------------------------------
                                   Michael R. McBrayer




                                   ---------------------------------------------
                                   Cyril Talbot III

                                                                      SCHEDULE I



INVESTORS                                                              NUMBER OF RESTRICTED SECURITIES
J.P. Morgan DJ Partners, LLC
c/o J.P. Morgan Fairfield Partners
600 Cleveland Street, Suite 1100
Clearwater, FL 33755
Telephone: (727) 449-0067
Facsimile: (727) 449-0090

J.P. Morgan Partners 23A SBIC, LLC
c/o J.P. Morgan Partners, LLC
Attention: Official Notices Clerk
(FBO:  Mitchell J. Blutt, M.D.)
1221 Avenue of the Americas
New York, NY 10020-1080
Telephone: (212) 899-3400
Facsimile: (212) 899-3401

with a copy to:

O'Sullivan LLP
30 Rockefeller Plaza
New York, NY 10112
Telephone:  (212) 408-2400
Telecopy:   (212) 408-2420
Attention:  Gregory A. Gilbert, Esq.

DJ Investment, LLC
c/o First Union Investors, Inc.
301 South College Street
Charlotte, NC  28288-0732
Attention: David F. Grams, Jr.
Telephone: (704) 715-1780
Facsimile: (704) 374-6711

First Union Capital Partners, LLC
c/o First Union Investors, Inc.
301 South College Street
Charlotte, NC  28288-0732
Attention: David F. Grams, Jr.



INVESTORS (CONTINUED)                                                  NUMBER OF RESTRICTED SECURITIES
Telephone: (704) 715-1780
Facsimile: (704) 374-6711

with a copy to:

Kennedy Covington Lobdell & Hickman, L.L.P.
Bank of America Corporate Center
42nd Floor
100 North Tryon St.
Charlotte, NC 28202
Attention: Paul A. Steffens, Esq.
Telephone: (704) 331-7400
Facsimile: (704) 331-7558


DJC, Inc.
c/o TCW/Crescent Mezzanine LLC
11100 Santa Monica Blvd.
Suite 2000
Los Angeles, CA 90025
Attention: Jim Shevlet
Telephone: (310) 235-5978
Facsimile: (310) 235-5967

TCW/Crescent Mezzanine Trust II
c/o TCW/Crescent Mezzanine LLC
11100 Santa Monica Blvd.
Suite 2000
Los Angeles, CA 90025
Attention: Jim Shevlet
Telephone: (310) 235-5978
Facsimile: (310) 235-5967

TCW Leverage Income Trust II, L.P.
c/o TCW/Crescent Mezzanine LLC
11100 Santa Monica Blvd.
Suite 2000
Los Angeles, CA 90025
Attention: Jim Shevlet
Telephone: (310) 235-5978
Facsimile: (310) 235-5967


Crescent Mach I Partners, L.P.
c/o TCW/Crescent Mezzanine LLC
11100 Santa Monica Blvd., Suite 2000
Los Angeles, CA 90025
Attention: Jim Shevlet
Telephone: (310) 235-5978
Facsimile: (310) 235-5967

with a copy to:

O'Melveny & Meyers LLP
400 South Hope St.
Los Angeles, CA 90071
Attention: Mark T. Uyeda, Esq.
Telephone: (213) 430-6000
Facsimile: (213) 430-6407

Leslie H. Cross & Deborah L. Cross Family Trust
c/o Leslie H. Cross
3330 Caminito Daniella
Del Mar, CA 92014
Telephone: (858) 259-3731
Facsimile: (858) 792-9683

Michael R. McBrayer
4308 Horizon Drive
Carlsbad, CA 92008
Telephone:

Cyril Talbot III
2511 Lozana Road
Del Mar, CA 92014
Telephone: (858) 792-7353

                                                                     SCHEDULE II

                         LIST OF INSTITUTIONAL INVESTORS

J.P. Morgan DJ Partners, LLC
J.P. Morgan Partners 23A SBIC, LLC
DJ Investment, LLC
First Union Capital Partners, LLC
DJC, Inc.
TCW/Crescent Mezzanine Trust II
TCW Leverage Income Trust II, L.P.
Crescent Mach I Partners, L.P.